UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2005

Golden Cycle Gold Corporation

(Exact name of Registrant as specified in its charter)

Colorado	0-11226	84-0630963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1515 South Tejon, Suite 201		80906
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 719-471-9013

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment is being filed solely to correct a typographic error on the cover page.  The Date of Report is August 10, 2005, not May 10, 2005.

Item 1.01               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company extended Mr. Donald L. Gustafson’s employment agreement for one year, effective August 1, 2005, expiring August 1, 2006.  Mr. Donald L. Gustafson is Vice President, Exploration and a Director of the Company.

Item 9.01               Financial Statements and Exhibits

Exhibits.

10.1 – Employment Agreement between Golden Cycle Gold Corporation and Donald L. Gustafson dated August 10, 2005. (Previously filed.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN CYCLE GOLD CORPORATION

Date: August 23, 2005

	By:	/s/ R.Herbert Hampton
R. Herbert Hampton
President & CEO